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                                                                       EXHIBIT A

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                                   THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                          BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                             CERTIFICATEHOLDERS
                                             NOVEMBER 15, 1996

Principal Distribution Amount                                                                      $0.00
Principal Per $1,000 Certificate                                                                   $0.00

Interest Distribution Amount                                                                     $68,297
Interest Per $1,000 Certificate                                                                    $5.88

Note Balance:
    Class A-1 Notes                                                                       $41,142,268.98
    Class A-2 Notes                                                                      $120,000,000.00
    Class A-3 Notes                                                                       $76,343,707.00

Note Pool Factor:
    Class A-1 Notes                                                                            0.4977596
    Class A-2 Notes                                                                            1.0000000
    Class A-3 Notes                                                                            1.0000000

Certificate Balance                                                                       $11,624,943.00

Certificate Pool Factor                                                                        1.0000000

Servicing Fee                                                                                $216,625.27
Servicing Fee Per $1,000 Certificate                                                               $0.75
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